AMERICAN GENERAL SERIES PORTFOLIO COMPANY

      SUPPLEMENT DATED FEBRUARY 1, 2000
     TO PROSPECTUS DATED OCTOBER 1, 1999

All Funds

The  "Investment Objective" section included
in  the "Fact Sheet" should reflect that the
investment objective may be changed  by  the
Board   of   Directors  without  shareholder
approval.

Although the Series Company normally redeems
Fund shares for cash, the Series Company has
the  right  to pay separate accounts  assets
other   than  cash  for  redemption  amounts
exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected
Fund, whichever is less.

The  Series Company relies upon an exemptive
order  from  the  SEC which  permits  VALIC,
subject to certain conditions, to select new
sub-advisers   or  replace   existing   sub-
advisers without first obtaining shareholder
approval  for  the  change.   The  Board  of
Directors,  including  a  majority  of   the
"independent" Directors, must  approve  each
new  sub-advisory  agreement.   This  allows
VALIC  to  act more quickly to  change  sub-
advisers when it determines that a change is
beneficial  to shareholders by avoiding  the
delay  of  calling  and holding  shareholder
meetings   to  approve  each   change.    In
accordance  with  the exemptive  order,  the
Series  Company will provide investors  with
information  about each new sub-adviser  and
its sub-advisory agreement within 90 days of
the  hiring of a new sub-adviser.  VALIC  is
responsible   for   selecting,   monitoring,
evaluating and allocating assets to the Sub-
advisers   and  oversees  the  Sub-advisers'
compliance   with   the   relevant    Fund's
investment    objective,    policies     and
restrictions.

Delete  the  third and fourth paragraphs  on
page  35  under  "Investment Adviser."   Add
Capital  Conservation Fund, Asset Allocation
Fund, and Government Securities Fund to the list of funds in the first sentence of the fifth paragraph.

Social Awareness Fund

The  following replaces the second paragraph
of    the   section   entitled   "Investment
Objective" in the Fund's "Fact Sheet."

     The Fund does not invest in companies
     that are significantly engaged in:

     *  the production of nuclear energy:

     *  the manufacture of military weapons
or delivery systems;

     *  the manufacture of alcoholic
beverages or tobacco products;

     *  the operation of gambling casinos;
or

     *  business practices or the production
          of products that significantly
          pollute the environment.


VA 9017-B